UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

PERRIGO COMPANY PLC

PERRIGO FINANCE PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2013, Perrigo Company plc (the “Company”), a public limited company organized under the laws of Ireland (the “Company”), entered into:

(i)	a Revolving Credit Agreement (the “Existing Revolving Credit Agreement”), among the Company, as borrower, the financial institutions listed on the signature pages thereof, Barclays Bank PLC (“Barclays”), as administrative agent for the lenders, and HSBC Bank USA, N.A. (“HSBC”), as syndication agent for the lenders, as amended on November, 19, 2014 (the “Existing Revolver Amendment”); and

(ii)	a Term Loan Credit Agreement (the “Existing Term Loan Credit Agreement” and, together with the Existing Revolving Credit Agreement, the “Existing Credit Agreements”), among the Company, as borrower, the financial institutions listed on the signature pages thereof, Barclays, as administrative agent for the lenders and HSBC, as syndication agent for the lenders, as amended on November 19, 2014, (the “Existing Term Loan Amendment”).

Effective December 5, 2014 (the “Effective Date”), the Company terminated the Existing Credit Agreements, as amended, and replaced the Existing Credit Agreements by entering into:

(i)	a new senior unsecured Revolving Credit Agreement (the “New Revolving Credit Agreement”), among Perrigo Finance plc, a public limited company organized under the laws of Ireland and a finance subsidiary of the Company (“Perrigo Finance” and together with the Company, the “Borrowers”), as borrower, the Company, the financial institutions listed on the signature pages thereof, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders (in such capacity, the “Administrative Agent”), and Barclays, as syndication agent for the lenders; and

(ii)	a new senior unsecured Term Loan Credit Agreement (the “New Term Loan Credit Agreement” and, together with the New Revolving Credit Agreement, the “New Credit Agreements”), among the Company, as borrower under a 2-year term loan tranche (the “2-Year Tranche”), Perrigo Finance, as borrower under a 5-year term loan tranche (the “5-Year Tranche”), the financial institutions listed on the signature pages thereof, JPMorgan, as Administrative Agent for the lenders, and Barclays, as syndication agent for the lenders.

The New Credit Agreements provide for:

•	Revolving Facility: a $1.0 billion senior unsecured revolving line of credit (including a $50.0 million letter of credit sub-facility and a $100.0 million swingline sub-facility), maturing as of the fifth anniversary of the Effective Date, $600.0 million of which is immediately available and $400.0 million (the “Acquisition Closing Date Revolving Commitments”) of which will be available upon the consummation of the Company’s acquisition (the “Acquisition”) of Omega Pharma Invest NV (the “Acquisition Closing Date”);

•	2-Year Tranche: up to $300.0 million in senior unsecured term loan financing, maturing on December 18, 2015; and

•	5-Year Tranche: up to €800.0 million in senior unsecured term loan financing, maturing on the fifth anniversary of the Effective Date, up to €300.0 million of which is structured as a delayed draw facility (the “Delayed Draw 5-Year Tranche”). The 5-Year Tranche will be subject to annual amortization equal to 10% of the original amount of the 5-Year Tranche during each of the first three years following the Effective Date, with such amounts increasing to 12.5% and 15% in years four and five, respectively. Any remaining amounts outstanding under the 5-Year Tranche will be payable in full on the maturity date. The availability of the Delayed Draw 5-Year Tranche is subject to, among other things, the consummation of the Acquisition.

The proceeds from the borrowings under the New Credit Agreements will be used, among other things, to fund working capital and for other general corporate purposes, including partially to finance the Acquisition and to pay fees and expenses in connection therewith.

The obligations of the Company and Perrigo Finance under the New Credit Agreements are unsecured. The obligations of Perrigo Finance under the New Credit Agreements are guaranteed by the Company.

The New Credit Agreements include uncommitted incremental facilities, which, subject to certain conditions, provide for additional term loans and/or revolving loans in an aggregate amount not to exceed the sum of $500.0 million.

Amounts outstanding under each New Credit Agreement will bear interest, at the Borrowers’ option, either

(i)	at the alternate base rate (defined as the highest of (a) Administrative Agent’s prime rate, (b) the federal funds rate plus 0.50% and (c) the applicable interest rate for a eurodollar loan with a one month interest period beginning on such day plus 1.00% (the “eurodollar rate”)) or

(ii)	at the eurodollar rate plus, in each case, an applicable margin, which shall vary depending on the debt rating of the Company. In addition, Perrigo Finance has agreed to pay:

(a)	ticking interest on (1) the unfunded portion of the Delayed Draw 5-Year Tranche and (2) the Acquisition Closing Date Revolving Commitments, in each case, in an amount equal to the applicable ticking interest rate per annum, for the period commencing on January 5, 2015 and ending upon the earlier of the Acquisition Closing Date or the termination of, as applicable, the Delayed Draw 5-year Tranche commitments or Acquisition Closing Date Revolving Commitments;

(b)	commitment interest on the aggregate daily amount of Delayed Draw 5-Year Tranche commitments in an amount equal to applicable commitment interest rate per annum, for the period commencing on the Acquisition Closing Date and ending on the date the Delayed Draw 5-year Tranche commitments are terminated or otherwise reduced to zero;

(c)	a commitment fee in respect of the unutilized commitments under the New Revolving Credit Agreement, which shall vary depending on the debt rating of the Company; and

(d)	upon the issuance of letters of credit under the New Revolving Credit Agreement, a fronting fee, customary issuance and administrative fees and a letter of credit fee equal to the applicable margin for LIBOR borrowings under the New Revolving Credit Agreement.

The Borrowers may voluntarily prepay the loans and terminate commitments under the New Credit Agreements at any time without premium or penalty.

The foregoing description of the New Credit Agreements and the transactions contemplated thereby does not propose to be complete and is qualified in its entirety by reference to the full text of the New Revolving Credit Agreement and the New Term Loan Credit Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. Pursuant to the terms of the Existing Credit Agreements, the Company terminated the Existing Credit Agreements without any early termination penalty or prepayment premium.

A copy of the Existing Term Loan Credit Agreement and the Existing Revolving Credit Agreement and a summary of their material terms were filed with the Securities and Exchange Commission on Amendment No. 4 to Form S-4 Registration Statement on October 8, 2013 and are incorporated by reference into this Item 1.02. A copy of the Existing Term Loan Amendment and the Existing Revolver Amendment and a summary of their material terms were filed with the Securities and Exchange Commission on Form 8-K on November 20, 2014 and are incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Revolving Credit Agreement by and among Perrigo Finance plc, Perrigo Company plc, JP Morgan Chase Bank, N.A., Barclays Bank PLC, and the other lenders party thereto, dated as of December 5, 2014.

Exhibit 10.2	Term Loan Credit Agreement by and among Perrigo Finance plc, Perrigo Company plc, JP Morgan Chase Bank, N.A., Barclays Bank PLC, and the other lenders party thereto, dated as of December 5, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown

Dated: December 9, 2014		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

PERRIGO FINANCE PLC
(Registrant)

By:	/s/ Todd W. Kingma

Todd W. Kingma
Secretary (Principal Officer)

Exhibit Index

Exhibit 10.1	Revolving Credit Agreement by and among Perrigo Finance plc, Perrigo Company plc, JP Morgan Chase Bank, N.A., Barclays Bank PLC, and the other lenders party thereto, dated as of December 5, 2014.

Exhibit 10.2	Term Loan Credit Agreement by and among Perrigo Finance plc, Perrigo Company plc, JP Morgan Chase Bank, N.A., Barclays Bank PLC, and the other lenders party thereto, dated as of December 5, 2014.